BLACKROCK FUNDS
SUPPLEMENT DATED JUNE 29, 2007
TO THE EQUITY PROSPECTUSES
DATED JANUARY 31, 2007

Global Resources Portfolio

Effective July 16, 2007, the fund will be re-opened to new investors. Fund management will continue to monitor market conditions and other relevant factors and may determine to close the fund to new investors at some point in the future.